Impairment of goodwill and long-lived assets	12 Months Ended
Dec. 31, 2011
Impairment of goodwill and long-lived assets
Impairment of goodwill and long-lived assets

13    Impairment of goodwill and long-lived assets

             As described in note 3(h), we test goodwill and long-lived assets for impairment when events or changes in circumstances indicate that they might be impaired. For impairment test purposes, goodwill is allocated to reporting units and are tested at least annually.

             No impairment charges were recognized in 2011 and 2010, as a result of the annual goodwill impairment tests performed.

             Management determined cash flows based on approved financial budgets. Gross margin projections were based on past performance and management's expectations of market developments. Information about sales prices are consistent with the forecasts included in industry reports, considering quoted prices when available and when appropriate. The discount rates used, reflect specific risks relating to the relevant assets in each reporting unit, depending on their composition and location.

             Recognition of additional goodwill impairment charges in the future would depend on several estimates including market conditions, recent actual results and management's forecasts. This information shall be obtained at the time when our assessment is to be updated. It is not possible at this time to determine if any such future impairment charge would result or, if it does, whether such charge would be material.